OTHER RECEIVABLES AND PREPAYMENTS (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011
Advances to employees	$ 449		$ 633
Deposits on projects	560		159
Prepayment to suppliers	763		265
Total	$ 1,772	[1]	$ 1,057	[1]

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).